UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 1, 2005

                              CAMBRIDGE HEART, INC.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                     000-20991                   13-3679946
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   (State or Other Juris-           (Commission                 (IRS Employer
  diction of Incorporation)         File Number)             Identification No.)

      1 Oak Park Drive, Bedford, MA                                 01730
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 (Address of Principal Executive Offices)                         (Zip Code)

        Registrant's telephone number, including area code: 781-271-1200

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

     Effective January 1, 2005, Cambridge Heart, Inc. (the "Company") entered into an amendment to the Severance Agreement dated September 27, 2000 between the Company and David Chazanovitz, President and Chief Executive Officer of the Company. The amendment provides that in the event that Mr. Chazanovitz's employment is terminated by the Company without cause (as defined in the Severance Agreement), Mr. Chazanovitz will be entitled to receive severance compensation in the amount of $240,000.

Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     10.1 Amendment dated January 1, 2005 to the Severance Agreement dated September 27, 2000 between the Company and David Chazanovitz

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CAMBRIDGE HEART, INC.

Date: February 23, 2005                By: /s/ David A. Chazanovitz
                                           -------------------------------------
                                           David A. Chazanovitz
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

   10.1 Amendment dated January 1, 2005 to the Severance Agreement dated September 27, 2000 between the Company and David Chazanovitz